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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                                AUGUST 29, 1996
                Date of Report (Date of earliest event reported)

                          NATIONAL ENERGY GROUP, INC.
             (Exact name of registrant as specified in its charter)

       DELAWARE                           0-19136                58-1922764
(State or other jurisdiction            (Commission             (IRS Employer
   of incorporation)                    File Number)         Identification No.)

                       4925 GREENVILLE AVENUE, SUITE 1400
                              DALLAS, TEXAS 75206
             (Address of principal executive offices and zip code)



                                 (214) 692-9211
                        (Registrant's telephone number,
                              including area code)

================================================================================
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         On August 29, 1996, National Energy Group, Inc. (the "Company") completed the previously announced acquisition of Alexander Energy Corporation ("Alexander"). The transaction consisted of a merger (the "Merger") of Alexander with and into National Energy Group of Oklahoma, Inc., formerly known as NEG-OK, Inc., a wholly-owned subsidiary of the Company ("NEG-OK"). Pursuant to the Merger, (a) the separate corporate existence of Alexander terminated and NEG-OK, as the surviving corporation of the Merger, continues as a wholly-owned subsidiary of the Company with the combined assets and liabilities of Alexander and NEG-OK, (b) each share of Alexander common stock, par value $.03 per share ("Alexander Common Stock"), together with all rights associated with the Alexander Common Stock pursuant to the Rights Agreement dated December 15, 1994 (the "Rights Agreement"), between Alexander and Liberty Bank & Trust Company of Oklahoma City, N.A., and all related documents, outstanding immediately before the Merger, were converted into 1.7 shares of the Company's Common Stock ("Common Stock") and (c) all outstanding options and warrants to purchase Alexander Common Stock were assumed by the Company and converted into options and warrants to purchase Common Stock. In lieu of fractional shares, Alexander shareholders otherwise entitled to receive fractional shares of Common Stock will be paid in cash an amount equal to $4.375 multiplied by the fraction of a share of Common Stock to be received.

         The Merger and the Agreement and Plan of Merger, as amended, by and among the Company, NEG-OK and Alexander are described more fully in the Joint Proxy Statement and Prospectus of the Company and Alexander dated August 9, 1996 (the "Proxy Statement"), filed with the Securities and Exchange Commission (the "Commission") as part of, or in conjunction with, the Registration Statement on Form S-4 (Registration No. 33-39045), as amended, originally filed with the Commission on July 29, 1996, and declared effective on August 8, 1996. Information concerning the Merger contained in the Proxy Statement is incorporated herein by reference.

         As of August 30, 1996, there are approximately 33,555,863 shares of Common Stock outstanding.

ITEM 5. OTHER EVENTS

AMENDMENT OF CERTIFICATE OF INCORPORATION

         In connection with the Merger, the Company filed an Amendment to its Certificate of Incorporation (the "Certificate of Amendment") to eliminate the authorization of the Class B Common Stock, to change the name of the Class A Common Stock to "Common Stock," to increase the number of authorized shares of Common Stock from 50,000,000 to 100,000,000 shares, to clarify the powers of the Board of Directors of the Company to issue Preferred Stock without shareholder approval and to extend from June 14, 1997 to June 14, 1999, the period during which the Company may not redeem the Company's Series B Preferred Stock and the Company's Series C Preferred Stock.

EQUITY PRIVATE PLACEMENT

         On August 29, 1996, the Company also closed the sale for $10.0 million to High River Limited Partnership ("High River") of 100,000 shares of its Convertible Preferred Stock, Series D, $1.00 par value per share (the "Series D Preferred Stock") and warrants to purchase 700,000 shares of Common Stock exercisable immediately at $2.50 per share, which warrants expire five years from their date of issuance. High River is a Delaware limited partnership whose general partner, Riverdale Investors Corp., Inc., is owned by Carl C. Icahn. The rights and preferences of the Series D Preferred Stock are described in the Certificate of Designations of the Series D Preferred Stock and include the immediate right to convert all the shares of the Series D Preferred Stock into 4,444,444 shares of Common Stock, based upon the initial conversion price of $2.25 per share.


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         The holders of the Series D Preferred Stock are entitled to one vote for each share when entitled to vote as described below and as to matters upon which by law they are entitled to vote as a class. The holders of Series D Preferred Stock will have the right to appoint one member to the Board of Directors. The Company may not, without the consent of the director appointed by the holders of Series D Preferred Stock, voluntarily file for protection under federal or other bankruptcy laws. In addition, the holders of Series D Preferred Stock will have the right to choose to appoint one-half of the members of the Board of Directors plus one member (including the member appointed by the Series D Preferred Stock holders) if the Series D Preferred Stock contingent voting rights are triggered and the holders of the Series D Preferred Stock exercise their rights. Thereafter, such holders will control the Board of Directors.

         The right of the holders of the Series D Preferred Stock to choose to appoint one-half of the Board of Directors plus one member (including the member appointed by the holders of the Series D Preferred Stock) is triggered by the following events: (i) if an involuntary case under federal bankruptcy laws or other applicable federal or state insolvency laws is commenced against the Company (including a case for the appointment of a receiver, liquidator, custodian, trustee or similar official for the Company or its assets) which does not seek emergency or expedited relief if such case is not dismissed or stayed within 15 days or, if such case seeks emergency or expedited relief if such case is not dismissed or stayed within 15 days or, if such case seeks emergency or expedited relief against Series D Preferred Stock an opinion of counsel which states that the Company, without condition, will prevail on the petition for permanent relief, or (ii) if a default shall have occurred under notes or other evidences of indebtedness of the Company where the aggregate outstanding principal amount exceeds $ 10.0 million, and one of the following three circumstances exists. First, such indebtedness is due in full by reason of failure to pay such indebtedness and the default is not cured within 30 days. Second, such indebtedness is accelerated and such acceleration is not rescinded within 15 days. Third, notice of foreclosure on collateral securing such indebtedness has been given to the Company and has not been rescinded after five days or the proposed date of the sale of the collateral is less than five days away.

         On August 29, 1996, simultaneously with the closing of the sale for $10.0 million of the Series D Preferred Stock to High River, the Company also closed the sale for $5.0 million to two insurance companies and four affiliates of Kayne, Anderson Investment Management, Inc. ("KAIM"), a registered investment adviser, of 50,000 shares of Convertible Preferred Stock, Series E, $1.00 par value per share (the "Series E Preferred Stock") and warrants to purchase 350,000 shares of the Common Stock exercisable immediately at $2.50 per share, which warrants expire five years from their date of issuance. The Series E Preferred Stock has the rights and preferences described in the Certificate of Designations of the Series E Preferred Stock which include the immediate right to convert all of the shares of the Series E Preferred Stock into 2,222,222 shares of the Common Stock, based upon the initial conversion price of $2.25 per share. The Series E Preferred Stock will vote together with the Common Stock on all matters submitted to the holders of Common Stock and shall have that number of votes per share equal to the number of shares of Common Stock into which such share is convertible as of the record date for the vote.

         Information concerning the Equity Private Placement contained in the Proxy Statement is incorporated herein by reference.

NEW CREDIT FACILITY -

         On August 29, 1996, the Company, NEG-OK and Boomer Marketing Corporation ("Boomer") entered into a credit facility (the "New Credit Facility") with Bank One, Texas, N.A. ("Bank One"), as Bank and
Administrative Agent, and Credit Lyonnais New York Branch ("Credit Lyonnais"), as Bank and Syndication Agent (collectively, the "Banks"), The New Credit Facility consists of up to a $100.0 million reducing revolving line of credit (the "Reducing Revolver"), with an initial borrowing base of $60.0 million, and a $5.0 million term loan (the "Term Loan"). The borrowing base for the Reducing Revolver will be determined at least semi-annually and will be reduced monthly by an amount determined by the Banks, which amount is initially $1.0 million per month. The principal under the Reducing Revolver will be due on August 29, 2000. Interest under the Reducing Revolver is payable monthly and is calculated at the Bank One Base Rate (as determined from time to time by Bank One which


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
increases by.25% if the outstanding loan balance is greater than 75% of the borrowing base). Once the Term Loan is repaid in full, the Company may elect to calculate interest on the Reducing Revolver based on the EuroDollar Rate, as defined in the New Credit Facility. Interest on the Term Loan is payable monthly at a rate equal to the Bank One Base Rate plus 2%, and the principal of the Term Loan is due on February 28, 1997.

         To secure the New Credit Facility, the Company has granted to the Banks first priority liens on certain of its oil and gas properties and NEG-OK has granted to the Banks first priority liens on a minimum of 90% of the present net worth of NEG-OK's oil and gas properties, whether currently owned or later acquired, and both the Company and NEG-OK have granted the Banks a negative pledge on all other oil and gas properties. The New Credit Facility contains customary representations, warranties and events of default and requires the Company to comply with certain affirmative and negative covenants.

AGREEMENT WITH PRUDENTIAL SECURITIES INCORPORATED

         In November 1994 the Board of Directors of Alexander entered into an agreement with Prudential Securities Incorporated ("Prudential Securities") which provided for Prudential Securities to act as Alexander's financial advisor in connection with any transaction in which the control of or a material interest in Alexander or its business, assets or properties was sold. Such agreement provided for Prudential Securities to receive a fee of 1% of the total consideration received by Alexander shareholders in such a transaction. The Company, in connection with the Merger, negotiated an arrangement with Prudential Securities which provided for Prudential Securities to receive, in lieu of the 1% provided in its agreement with Alexander, $500,000 in cash, the number of shares of Common Stock equal to $500,000 divided by the average closing price of Common Stock for the ten trading days immediately prior to the date of closing of the Merger (the "NEG Average Price"), a warrant for 100,000 shares of Common Stock at an exercise price of the NEG Average Price, and out-of-pocket expenses. Such agreement also provided for the registration for immediate sale of the Common Stock received by Prudential Securities (including those shares received upon exercise of the warrants). As a result of the Merger, the Company has paid Prudential Securities the cash consideration provided for in its agreement, issued to Prudential Securities. 122,324 shares of Common Stock, reimbursed it for its out-of-pocket expenses and issued Prudential Securities a warrant to purchase 100,000 shares of Common Stock at an exercise price of $4.09 per share.

GAINES BERLAND, INC. WARRANTS

         Gaines Berland, Inc. ("Gaines Berland") acted as investor advisor to the Company prior to the Merger. For services rendered by Gaines Berland in connection with the Merger and the equity private placement described above, the Company has issued warrants to Gaines Berland for the purchase of 700,000 shares and 300,000 shares, respectively, of Common Stock at an exercise price of $2.875 per share. These warrants are exercisable for a period of five years after their issuance and provide registration rights to Gaines Berland.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)     Financial Statements of Business Acquired

                 The following financial statements included in the Proxy Statement filed with the Commission, as part of, or in conjunction with, the Registration Statement on Form S-4 (Registration No. 333-9045), as amended, originally filed with the Commission on July 29, 1996, and declared effective on August 8, 1996, are incorporated herein by reference:


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

                                                                                                  PAGE NUMBERS IN THE
                                                                                               PROXY STATEMENT/PROSPECTUS
                                                                                               --------------------------
                 Audited consolidated balance sheets of Alexander Energy
                 Corporation as of December 31, 1994 and 1995 and the related consolidated statements of operations, stockholders' equity and cash flows for each of the three years and the period
                 ended December 31, 1995 . . . . . . . . . . . . . . . . . . . . . . . .        Pages F-31 through F-53

                 The following financial statements included in the Quarterly Report on Form 10-Q of Alexander Energy Corporation, for the quarter ended June 30, 1996 filed with the Commission on August 14, 1996, are incorporated herein by reference:


                                                                                                    PAGE NUMBERS IN THE
                                                                                               QUARTERLY REPORT ON FORM 10-Q
                                                                                               -----------------------------
                 Unaudited condensed consolidated balance sheet of Alexander
                 Energy Corporation as of June 30, 1996, and the related
                 unaudited condensed consolidated statements of operations for the three and six-month periods ended June 30, 1995 and 1996 and the unaudited condensed consolidated statements of cash
                 flows for the six-month periods ended June 30, 1995 and 1996  . . . . .             Pages 1 through 4

         (b)     Pro Forma Financial Information

                 It is impracticable at this time to provide the required pro forma financial statements but it is anticipated that such required financial statements will be filed on or before November 12, 1996, as an amendment to this Current Report on Form 8-K.

         (c)     Exhibits

                 The following materials are filed as exhibits to this Current Report on Form 8-K:

         EXHIBIT
         NUMBER               DESCRIPTION OF EXHIBIT
         -------              ----------------------

         2.1 Agreement and Plan of Merger dated as of June 6, 1996 by and among the Registrant, NEG-OK and Alexander(1)

         2.2 First Amendment to Agreement and Plan of Merger dated as of June 20, 1996 by and among the Registrant, NEG-OK and Alexander(1)

         2.3 Mutual Waiver Agreement dated as of August 29, 1996 by and among the Registrant, NEG-OK and Alexander(2)

         3.1 Certificate of Incorporation of the Registrant, which includes the Certificate of Incorporation of the Registrant filed with the Secretary of State of Delaware on November 20, 1990(3), the Certificate of Elimination of the Redeemable Convertible Preferred Stock, Series A of the Registrant, filed with the office of




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                 the Secretary of State of the State of Delaware on June 2,
                 1994(2), the Certificate of Amendment of Certificate of Incorporation of the Registrant, filed herewith as Exhibit 3.2, the Certificate of Designations of the Registrant of 10% Cumulative Convertible Preferred Stock, Series B(4), the Certificate of Designations of the Registrant of 10-1/2% Cumulative Convertible Preferred Stock, Series C(5), the Certificate of Designations of the Registrant of Convertible Preferred Stock, Series D, filed herewith as Exhibit 4.1, and the Certificate of Designations of the Registrant of Convertible Preferred Stock, Series E, filed herewith as
                 Exhibit 4.2

3.2 Certificate of Amendment of Certificate of Incorporation of the Registrant, filed with the office of the Secretary of State of the State of Delaware on August 29, 1996(2)

4.1 Certificate of Designations of the Registrant of Convertible Preferred Stock, Series D(2)

4.2 Certificate of Designations of the Registrant of Convertible Preferred Stock, Series E(2)

4.3 Note Agreement dated as of April 25, 1989, by and among AEJH 1989 Limited Partnership, Alexander and John Hancock Mutual Life Insurance (10 1/2% Senior Secured Notes)(6)

4.4 Letter dated August 29, 1996 between Alexander and John Hancock Mutual Life Insurance Company relating to the payment of the 1989 Notes(2)

10.29 Prudential Securities Incorporated Warrant to purchase 100,000 Shares of Common Stock, dated August 29, 1996(2)

10.30 Gaines Berland, Inc. Warrant to purchase 300,000 Shares of Common Stock, dated August 29, 1996(2)

10.31 Gaines Berland, Inc. Warrant to purchase 700,000 Shares of Common Stock, dated August 29, 1996(2)

10.34 Stock Purchase Agreement dated August 7, 1996 between the Registrant and High River Limited Partnership(1)

10.35 High River Limited Partnership Warrant to purchase 700,000 Shares of Common Stock, dated August 29, 1996(2)

10.36 Stock Purchase Agreement dated as of August 26, 1996, between the Registrant and Foremost Insurance Company, Arbco Associates, L.P., Kayne, Anderson Nontraditional Investments L.P., Offense Group Associates, L.P., Topa Insurance Company and Kayne, Anderson Offshore Limited (the "Series E Investors")(2)

10.37 Form of Series E Investors' Warrants to purchase an aggregate 350,000 Shares of Common Stock, dated August 29, 1996(7)




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10.38            Agreement dated as of August 29, 1996 by and between the
                 Registrant and Prudential Securities Incorporated(2)

10.39 Certificate of Merger with respect to the merger of Alexander with and into NEG-OK, filed with the offices of the Secretary of State of the State of Delaware and the Secretary of State of the State of Oklahoma on August 29, 1996(2)

10.40 Restated Loan Agreement dated August 29, 1996 among Bank One and Credit Lyonnais and the Registrant, NEG-OK and Boomer(2)

10.41            $50,000,000 Revolving Note dated August 29, 1996 payable to
                 Bank One(2)

10.42 $50,000,000 Revolving Note dated August 29, 1996 payable to Credit Lyonnais(2)

10.43            $2,500,000 Term Note dated August 29, 1996 payable to Bank
                 One(2)

10.44            $2,500,000 Term Note dated August 29, 1996 payable to Credit
                 Lyonnais(2)

10.45 Unlimited Guaranty of NEG-OK dated August 29, 1996 for the benefit of Bank One(2)

10.46 Unlimited Guaranty of NEG-OK, dated August 29, 1996 for the benefit of Credit Lyonnais(2)

10.47 Unlimited Guaranty of Boomer dated August 29, 1996 for the benefit of Bank One(2)

10.48 Unlimited Guaranty of Boomer dated August 29, 1996 for the benefit of Credit Lyonnais(2)

10.49 Form of Deeds of Trust, Mortgages, Security Agreements, Assignments of Production and Financing Statements covering oil and gas properties of the Registrant and NEG-OK, dated August 29, 1996(8)

10.50 Sale and Purchase Agreement dated September 26, 1994 by and among JMC Exploration, Inc., Ted Bowman, Chris Webb and John Abrahamson and Alexander(9)

10.51 First Amendment to Sale and Purchase Agreement dated October 26, 1994 by and among JMC Exploration, Inc., Ted Bowman, Chris Webb and John Abrahamson and Alexander(9)

10.52 Alexander Energy Corporation 1986 Incentive Stock Option Plan, as amended(10)

10.53            Alexander Energy Corporation 1993 Stock Option Plan(11)

10.54 Agreement of Limited Partnership of AEJH 1985 Limited Partnership by and between Alexander and John Hancock Mutual Life Insurance Company, together with all amendments thereto(12)




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
10.55 Agreement of Limited Partnership of AEJH 1987 Limited Partnership by and between Alexander and John Hancock Mutual Life Insurance Company, together with all amendments thereto(12)

10.56 Agreement of Limited Partnership of AEJH 1989 Limited Partnership by and between Alexander and John Hancock Mutual Life Insurance Company dated April 25, 1989(6)

10.57 Limited Partnership Agreement of Energy and Environmental Services Limited Partnership dated May 15, 1991 by and between Energy and Environmental Services, Inc., as general partner, and Alexander Energy Corporation and REP, Inc., as limited partners(12)

10.58 Warrant Purchase Agreement among Alexander, Hanifen, Imhoff Inc. and The Principal/Eppler, Guerin & Turner, Inc.(13)

10.59 Purchase Option Agreement (warrants) between ANEC and Gaines, Berland, Inc. dated September 14, 1993(6)

10.60 Form of Special Severance Agreements between Alexander and the technical support staff of Alexander, currently in effect between NEG-OK and Cyndy Burris and John Christofferson, respectively(6)

10.61            Separation Policy of Alexander dated December 8, 1994(6)

23.1             Consent of Ernst & Young LLP, independent auditors(2)

23.2             Consent of Coopers & Lybrand L.L.P., independent accountants(2)


- ----------------------------

(1) Incorporated by reference to the Registrant's Amendment No. 1 to Registration Statement on Form S-4 (No. 333-9045), dated August 7, 1996.

(2)      Filed herewith.

(3) Incorporated by reference to the Registrant's Registration Statement on Form S-4 (No. 33-38331), dated April 23, 1991.

(4) Incorporated by reference to the Registrant's Current Report on Form 8-K, dated June 17, 1994.

(5) Incorporated by reference to the Registrant's Current Report on Form 8-K, dated July 17, 1995.

(6) Incorporated by reference to Alexander's Form 10-K for the fiscal year ended December 31, 1994.

(7) Filed herewith. See the attached Schedule A listing substantially identical contracts in all material respects, which differ only in the names of the Series E Investors and the amounts of each warrant.

(8) Filed herewith. See the attached Schedule B listing substantially identical contracts in all material respects, which relate to liens granted in certain oil and gas properties owned by the Registrant and NEG-OK and vary only as to grantor of the liens, the specific properties covered thereby, the states in which such documents were filed and immaterial state law differences in form.

(9) Incorporated by reference to Alexander's Current Report on Form 8-K, dated November 14, 1994.

(10) Incorporated by reference to Alexander's Registration Statement (No. 33-20425), dated March 22, 1988.

(11) Incorporated by reference to Alexander's Proxy Statement for the 1993 Annual Meeting of Stockholders.

(12) Incorporated by reference to Alexander's Form 10-K for the fiscal year ended December 31, 1991.

(13) Incorporated by reference to Alexander's Amendment No. 1 to Registration Statement (No. 33-57142), dated February 26, 1993.




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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      NATIONAL ENERGY GROUP, INC.

                                      By: /s/ MILES D. BENDER
                                         ---------------------------------------
                                           Miles D. Bender, President and Chief
                                             Executive Officer


Date: September 12, 1996




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
                             SCHEDULE A TO FORM 8-K
                                       OF
                          NATIONAL ENERGY GROUP, INC.
                                AUGUST 29, 1996

1. Foremost Insurance Company Warrant to purchase 105,000 shares of Common Stock, dated August 29, 1996.

2. Arbco Associates, L.P. Warrant to purchase 96,250 shares of Common Stock, dated August 29, 1996.

3. Kayne, Anderson Nontraditional Investments L.P., Warrant to purchase 56,000 shares of Common Stock, dated August 29, 1996.

4. Offense Group Associates, L.P. Warrant to purchase 47,250 shares of Common Stock, dated August 29, 1996.

5. Topa Insurance Company Warrant to purchase 28,000 shares of Common Stock, dated August 29, 1996.

6. Kayne, Anderson Offshore Limited Warrant to purchase 17,500 shares of Common Stock, dated August 29, 1996.

                             SCHEDULE B TO FORM 8-K
                                       OF
                          NATIONAL ENERGY GROUP, INC.
                                AUGUST 29, 1996

1. Amended and Restated Deeds of Trust, Mortgages, Security Agreements, Assignments of Production and Financing Statements from the Registrant to William Mark Cranmer, Trustee, for the benefit of the Administrative Agent covering properties located in Ector, Irion, Nueces, Rusk, and Young Counties, Texas

2. Amended and Restated Deed of Trust, Mortgage, Security Agreement, Assignment of Production and Financing Statement from the Registrant to William Mark Cranmer, Trustee, for the benefit of the Administrative Agent covering property located in Sweetwater County, Wyoming

3. Amended and Restated Mortgage, Security Agreement, Assignment of Production and Financing Statement from the Registrant to the Administrative Agent covering property located in Eddy County, New Mexico

4. Deeds of Trust, Security Agreements, Assignments of Production and Financing Statements from NEG-OK to William Mark Cranmer for the benefit of the Administrative Agent covering properties located in Fayette, Harrison, and Hemphill Counties, Texas

5. Mortgages, Deeds of Trust, Security Agreements, Assignments of Production and Financing Statements from NEG-OK to the Administrative Agent covering properties located in Crawford, Franklin, Johnson, Logan, Pope, and Sebastian Counties, Arkansas

6. Mortgages, Security Agreements, Assignments of Production and Financing Statements from NEG-OK to the Administrative Agent covering properties located in Alfalfa, Beckham, Blaine, Caddo, Canadian, Carter, Coal, Custer, Dewey, Ellis Garfield, Garvin, Grady, Harper, Haskell, Kingfisher, Latimer, Logan, Love, Major, Oklahoma, Pittsburg, Roger Mills, Sequoyah, Washita, Woods, and Woodward Counties, Oklahoma

                                 EXHIBIT INDEX

EXHIBIT
NUMBER                                         DESCRIPTION OF EXHIBIT
- ------                                         ----------------------
2.1              Agreement and Plan of Merger dated as of June 6, 1996 by and among the Registrant, NEG-OK and
                 Alexander(1)

2.2              First Amendment to Agreement and Plan of Merger dated as of June 20, 1996 by and among the Registrant,
                 NEG-OK and Alexander(1)

2.3              Mutual Waiver Agreement dated as of August 29, 1996 by and among the Registrant, NEG-OK and
                 Alexander(2)

3.1              Certificate of Incorporation of the Registrant, which includes the Certificate of Incorporation of the
                 Registrant filed with the Secretary of State of Delaware on November 20, 1990(3), the Certificate of
                 Elimination of the Redeemable Convertible Preferred Stock, Series A of the Registrant, filed with the office of the Secretary of State of the State of Delaware on June 2, 1994(2), the Certificate of
                 Amendment of Certificate of Incorporation of the Registrant, filed herewith as Exhibit 3.2, the
                 Certificate of Designations of the Registrant of 10% Cumulative Convertible Preferred Stock, Series
                 B(4), the Certificate of Designations of the Registrant of 10-1/2% Cumulative Convertible Preferred
                 Stock, Series C(5), the Certificate of Designations of the Registrant of Convertible Preferred Stock,
                 Series D, filed herewith as Exhibit 4.1, and the Certificate of Designations of the Registrant of
                 Convertible Preferred Stock, Series E, filed herewith as Exhibit 4.2

3.2              Certificate of Amendment of Certificate of Incorporation of the Registrant, filed with the office of the Secretary of State of the State of Delaware on August 29, 1996(2)

4.1              Certificate of Designations of the Registrant of Convertible Preferred Stock, Series D(2)

4.2              Certificate of Designations of the Registrant of Convertible Preferred Stock, Series E(2)

4.3              Note Agreement dated as of April 25, 1989, by and among AEJH 1989 Limited Partnership, Alexander and
                 John Hancock Mutual Life Insurance (10 1/2% Senior Secured Notes)(6)

4.4              Letter dated August 29, 1996 between Alexander and John Hancock Mutual Life Insurance Company relating to the payment of the 1989 Notes(2)

10.29            Prudential Securities Incorporated Warrant to purchase 100,000 Shares of Common Stock, dated August 29,
                 1996(2)

10.30            Gaines Berland, Inc. Warrant to purchase 300,000 Shares of Common Stock, dated August 29, 1996(2)

10.31            Gaines Berland, Inc. Warrant to purchase 700,000 Shares of Common Stock, dated August 29, 1996(2)

10.34            Stock Purchase Agreement dated August 7, 1996 between the Registrant and High River Limited
                 Partnership(1)

10.35            High River Limited Partnership Warrant to purchase 700,000 Shares of Common Stock, dated August 29,
                 1996(2)

10.36            Stock Purchase Agreement dated as of August 26, 1996, between the Registrant and Foremost Insurance
                 Company, Arbco Associates, L.P., Kayne, Anderson Nontraditional Investments L.P., Offense Group
                 Associates, L.P., Topa Insurance Company and Kayne, Anderson Offshore Limited (the "Series E
                 Investors")(2)

10.37            Form of Series E Investors' Warrants to purchase an aggregate 350,000 Shares of Common Stock, dated
                 August 29, 1996(7)

10.38            Agreement dated as of August 29, 1996 by and between the Registrant and Prudential Securities
                 Incorporated(2)

10.39            Certificate of Merger with respect to the merger of Alexander with and into NEG-OK, filed with the offices of the Secretary of State of the State of Delaware and the Secretary of State of the State of
                 Oklahoma on August 29, 1996(2)

10.40            Restated Loan Agreement dated August 29, 1996 among Bank One and Credit Lyonnais and the Registrant,
                 NEG-OK and Boomer(2)

10.41            $50,000,000 Revolving Note dated August 29, 1996 payable to Bank One(2)

10.42            $50,000,000 Revolving Note dated August 29, 1996 payable to Credit Lyonnais(2)

10.43            $2,500,000 Term Note dated August 29, 1996 payable to Bank One(2)

10.44            $2,500,000 Term Note dated August 29, 1996 payable to Credit Lyonnais(2)

10.45            Unlimited Guaranty of NEG-OK dated August 29, 1996 for the benefit of Bank One(2)

10.46            Unlimited Guaranty of NEG-OK dated August 29, 1996 for the benefit of Credit Lyonnais(2)

10.47            Unlimited Guaranty of Boomer dated August 29, 1996 for the benefit of Bank One(2)

10.48            Unlimited Guaranty of Boomer dated August 29, 1996 for the benefit of Credit Lyonnais(2)

10.49            Form of Deeds of Trust, Mortgages, Security Agreements, Assignments of Production and Financing
                 Statements covering oil and gas properties of the Registrant and NEG-OK, dated August 29, 1996(8)

10.50            Sale and Purchase Agreement dated September 26, 1994 by and among JMC Exploration, Inc., Ted Bowman,
                 Chris Webb and John Abrahamson and Alexander(9)

10.51            First Amendment to Sale and Purchase Agreement dated October 26, 1994 by and among JMC Exploration,
                 Inc., Ted Bowman, Chris Webb and John Abrahamson and Alexander(9)

10.52            Alexander Energy Corporation 1986 Incentive Stock Option Plan, as amended(10)

10.53            Alexander Energy Corporation 1993 Stock Option Plan(11)

10.54            Agreement of Limited Partnership of AEJH 1985 Limited Partnership by and between Alexander and John
                 Hancock Mutual Life Insurance Company, together with all amendments thereto(12)

10.55            Agreement of Limited Partnership of AEJH 1987 Limited Partnership by and between Alexander and John
                 Hancock Mutual Life Insurance Company, together with all amendments thereto(12)

10.56            Agreement of Limited Partnership of AEJH 1989 Limited Partnership by and between Alexander and John
                 Hancock Mutual Life Insurance Company dated April 25, 1989(6)

10.57            Limited Partnership Agreement of Energy and Environmental Services Limited Partnership dated May 15,
                 1991 by and between Energy and Environmental Services, Inc., as general partner, and Alexander Energy
                 Corporation and REP, Inc., as limited partners(12)

10.58            Warrant Purchase Agreement among Alexander, Hanifen, Imhoff Inc. and The Principal/Eppler, Guerin &
                 Turner, Inc.(13)

10.59            Purchase Option Agreement (warrants) between ANEC and Gaines, Berland, Inc. dated September 14, 1993(6)

10.60            Form of Special Severance Agreements between Alexander and the technical support staff of Alexander, currently in effect between NEG-OK and Cyndy Burris and John Christofferson, respectively(6)

10.61            Separation Policy of Alexander dated December 8, 1994(6)

23.1             Consent of Ernst & Young LLP, independent auditors(2)

23.2             Consent of Coopers & Lybrand L.L.P., independent accountants(2)

- -----------------------------

(1) Incorporated by reference to the Registrant's Amendment No. 1 to Registration Statement on Form S-4 (No. 333-9045), dated August 7, 1996.

(2)      Filed herewith.

(3) Incorporated by reference to the Registrant's Registration Statement on Form S-4 (No. 33-38331), dated April 23, 1991.

(4) Incorporated by reference to the Registrant's Current Report on Form 8-K, dated June 17, 1994.

(5) Incorporated by reference to the Registrant's Current Report on Form 8-K, dated July 17, 1995.

(6) Incorporated by reference to Alexander's Form 10-K for the fiscal year ended December 31, 1994.

(7) Filed herewith. See the attached Schedule A listing substantially identical contracts in all material respects, which differ only in the names of the Series E Investors and the amounts of each warrant.

(8) Filed herewith. See the attached Schedule B listing substantially identical contracts in all material respects, which relate to liens granted in certain oil and gas properties owned by the Registrant and NEG-OK and vary only as to grantor of the liens, the specific properties covered thereby, the states in which such documents were filed and immaterial state law differences in form.

(9) Incorporated by reference to Alexander's Current Report on Form 8-K, dated November 14, 1994.

(10) Incorporated by reference to Alexander's Registration Statement (No. 33-20425), dated March 22, 1988.

(11) Incorporated by reference to Alexander's Proxy Statement for the 1993 Annual Meeting of Stockholders.

(12) Incorporated by reference to Alexander's Form 10-K for the fiscal year ended December 31, 1991.

(13) Incorporated by reference to Alexander's Amendment No. 1 to Registration Statement (No. 33-57142), dated February 26, 1993.